SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 12 — SUBSEQUENT EVENTS

a.
On February 19, 2020, the Company completed an underwritten public offering, in which it issued 2,091,908 ordinary shares and warrants to purchase up to 1,673,525 ordinary shares, at a public offering price of $11.00 per ordinary shares. The warrants are exercisable over a three-years period from the date of issuance at a per share exercise price of $14, subject to certain adjustments as defined in the agreement. The total proceeds received from the offering, net of issuance costs, were approximately $21.5 million.

b.
In addition and in parallel to the public offering, the Company signed an agreement for a private placement with its Controlling Shareholder for an additional investment of approximately $5 million dollar in consideration of 454,628 ordinary shares and warrants to purchase up to 363,702 ordinary shares, at the same terms of the underwritten public offering mentioned above. The private placement agreement is contingent on certain conditions including disinterested shareholders' approval.